CREDIT SUISSE TRUST
Commodity Return Strategy Portfolio
(the “portfolio”)

Supplement dated August 18, 2021
to the Prospectus dated May 1, 2021

Effective October 15, 2021, shareholders of the portfolio will receive one share in exchange for every six shares of the portfolio they currently own.

While the reverse share split will reduce the number of outstanding shares of each class of the portfolio, it proportionately will increase the net asset value (“NAV”) per share of each class of the portfolio such that the aggregate market value of the portfolio’s shares will remain the same.  The reverse share split will apply the same ratio to each class of shares of the portfolio, to result in an NAV per share closer to $30.00.  The reverse share split will not alter the rights or total value of a shareholder’s investment in the portfolio, nor will it be a taxable event for portfolio investors.  The table below illustrates the hypothetical effect of these reverse share split on a shareholder’s investment:

Hypothetical One for Six Reverse Share Split

	# of Shares Owned	Hypothetical NAV Per Share	Market Value of Investment
Before Reverse Share Split	600	$5.00	$3,000
After Reverse Share Split	100	$30.00	$3,000

Shareholders should retain this supplement for future reference.

August 18, 2021	16-0821
TRCRS-PRO
2021-004